Exhibit 99.2

THE ROWE COMPANIES

DEBTOR IN POSSESSION

Balance Sheet

	As of 09/18/06	As of 10/01/06	As of 10/29/06	As of 12/03/06
ASSETS
CASH & CASH EQUIVALENTS
SunTrust Old Confirmed Cash G/L Account	$47,041	$12,812	$6,496	$2,803
Wachovia Bank ZBA Parent Account	4	(272,942)	(232,431)	(154,709)
Wachovia Bank Concentration Account	760,427	330,644	283,792	222,903
SunTrust New Confirmed Cash G/L Account	26,084	12,642	5,368	23,008
CD Investment First Virginia Bank	730,490	730,490	730,490	730,490

	1,564,045	813,646	793,715	824,495
ACCOUNTS RECEIVABLE
A/R Others	(50)	(61)	(61)	(61)
Receivable due from Affiliates	33,912,918	32,299,963	19,330,506	17,837,773

	33,912,868	32,299,901	19,330,444	17,837,712
PREPAID EXPENSES & OTHER
Prepaid Insurance Control Admin Fees	(6,861)	1,649	7,832	28,552
Prepaid Property Insurance	16,882	37,026	35,502	33,978
Prepaid General Liability insurance	(36,613)	(36,613)	(36,613)	(36,613)
Ppd Workmans Comp Prefunding Agreement	553,197	553,197	553,197	553,197
Workers Compensation 2000 - 2006	591,196	592,538	591,906	591,274
Escrow Deposit Hartford	65,000	65,000	65,000	65,000
Prepaid Umbrella Insurance	12,714	12,714	6,357	—
Prepaid Auto Insurance	(17,768)	(17,944)	(18,450)	(18,957)
Prepaid Directors and Officers Insurance	31,788	31,788	15,894	—
Prepaid Employee Practices Insurance	15,000	15,000	7,500	—
Other Prepaid Expenses	368,667	464,800	464,800	639,800

	1,593,202	1,719,154	1,692,925	1,856,233
PROPERTY, PLANT & EQUIPMENT
Machinery & Equipment	9,809	9,809	9,809	9,809
Furniture and Fixtures	41,164	41,164	41,164	41,164
Computers and Software	298,121	295,278	295,278	295,278
Accumulated Depreciation Machinery & Equipment	(2,392)	(2,451)	(2,619)	(2,787)
Accumulated Depreciation Furniture & Fixtures	(41,164)	(41,164)	(41,164)	(41,164)
Accumulated Depreciation Computers & Software	(286,692)	(286,080)	(287,082)	(288,084)

	18,845	16,556	15,386	14,216
INVESTMENTS
Other Investments	57,814	57,814	57,814	57,814
Investment in FMCA	4,370	4,370	4,370	4,370
Investment in Alperts	1,065	1,065	1,065	1,065

	63,249	63,249	63,249	63,249

TOTAL ASSETS	37,152,209	34,912,507	21,895,719	20,595,905

THE ROWE COMPANIES

DEBTOR IN POSSESSION

Balance Sheet

	As of 09/18/06	As of 10/01/06	As of 10/29/06	As of 12/03/06
LIABILITIES [1]
LIABILITIES SUBJECT TO COMPROMISE	1,033,814	1,033,814	1,018,434	934,626

LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable & Accrued Liabilities
Vendor Accounts Payable	—	187,781	228,929	295,156
FICA Taxes Withheld	—	10.71	6	—
FICA Taxes Employer Match	—	10.71	6	—
Unemployment Taxes Accrued	—	6.43	(5)	0
Health and Medical Insurance Withheld	—	(119.42)	1,999	1,999
Dependent Life Insurance Withheld	—	(8.50)	89	36
Net Payroll Due Employees	—	129.29	—	—
Salary Holdback		—	38,902	77,806
Accrued Exp Reports to Stockholders	—	6,676.97	19,299	39,941
Accrued Directors Fees	—	(1,971.02)	7,862	17,696
Accrued Interest Expense	—	8,978.40	69,586	(131,668)
Accrued Supp Exec Retirement Plan	—	(2,173.91)	(8,424)	(14,674)
Accrued Chapter 11 Professional Fees	—	548,642.00	863,251	2,426,790

	—	747,963	1,221,501	2,713,081
Secured Debt
GE Capital - Revolver	27,643,744	26,253,760	21,272,826	20,820,684

GE Capital - Term Loan	7,000,000	7,000,000	—	—

	34,643,744	33,253,760	21,272,826	20,820,684
Long-Term Liabilities
Accrued Supp Exec Retirement	—	703	2,724	4,745
Accrued CEO Retirement Medical Benefit	—	3,798	14,717	25,636

	—	4,501	17,441	30,381

TOTAL LIABILITIES	35,677,558	35,040,037	23,530,200.89	24,498,771.49

STOCKHOLDERS’ EQUITY
Common Stock at Par Value	16,080,871	16,080,871	16,080,871	16,080,871
Capital in Excess of Par Value	21,816,586	21,816,586	21,816,586	21,816,586
Retained Earnings	4,249,365	4,249,365	4,249,365	4,249,365
Dividends Declared or Paid	(24,112,817)	(24,112,817)	(24,112,817)	(24,112,817)
Treasury Stock	(9,492,867)	(9,493,312)	(9,493,312)	(9,493,312)
Profit/Loss Current Year	(7,066,487)	(7,281,361)	(10,227,727)	(12,443,557)

	1,474,651	1,259,331	(1,687,035)	(3,902,865)

TOTAL LIABILITIES & STOCKHOLDERS EQUITY	$37,152,209	$36,299,369	$21,843,166	$20,595,907

[1]	Liabilities may differ from the amounts detailed on the Bankruptcy Schedules. The Debtor is in the process of reconciling any such differences.

THE ROWE COMPANIES

DEBTOR IN POSSESSION

Income Statement [1]

	09/18/06 - 10/01/06	Post-Petition YTD	10/02/06 - 10/29/06	Post-Petition YTD	10-29-2006 - 12/3/2006	Post-Petition YTD
Income
Interest Income on Overnight Investments	$10	$10	$—	$10	$—	$10
Dividend Income on Common Stocks	58	58	88	146	—	146

Total Income	68	68	88	156	—	156

General & Administrative Expenses
401K Plan	191	191	550	742	550	1,292
Automobile Expenses	729	729	2,095	2,824	2,653	5,478
Bank Charges	6,033	6033	47,080	53,113	17,713	70,826
CEO Retirement Medical Benefit	3,798	3798	10,919	14,717	10,919	25,636
Directors Fees	3,420	3420	9,833	13,254	9,833	23,087
Dues and Subscriptions	9	9	—	9	249	258
Employer Matching FICA Expense	926	926	2,196	3,122	2,198	5,320
Health Insurance	4,320	4320	12,105	16,425	12,320	28,745
Insurance Expenses	11,299	11299	32,479	43,778	32,479	76,257
Mach Maint Exp Office Machines	104	104	741	846	198	1,044
Meetings and Related Expense	301	301	—	301	630	931
Office Rent Expense	7,459	7459	3,076	10,535	9,656	20,190
Office Supplies	143	143	324	467	133	600
Postage, Freight and Express	349	349	573	922	753	1,675
Professional Services	57,942	57942	1,811,457	1,869,399 [3]	2,210,336	4,079,734
Reports to Stockholders	7,180	7180	20,642	27,821	25,858	53,679
Salaries	30,543	30543	81,777	112,320	81,797	194,117
Supp Exec Retirement Pla	703	703	2,021	2,724	2,021	4,745
Telephone Expense	1,450	1450	3,754	5,204	6,773	11,977
Travel Expenses 100 Percent	1,040	1040	2,080	3,120	2,526	5,645
Taxes and Licenses	—	0	—	—	45	45
Travel Meals and Entertainment 50%	7	7	319	325	711	1,037
Unemployment Taxes	12	12	4	16	5	20

Total General & Adminstrative Expenses	137,959	137959	2,044,025	2,181,984	2,430,357	4,612,341

EBITDA	(137,890)	(137,890)	(2,043,938)	(2,181,828)	(2,430,357)	(4,612,185)

Less:
Computer Software License Computer Depreciation	47	47	135	182	135	316
Depreciation Expense	388	388	1,035	1,423	1,035	2,458
Restructuring Expenses	548,642	548642	898,335	1,446,977	—	1,446,977
Interest Expense [2]	447,616	447616	2,922	450,538	(215,696)	234,842

Earnings before taxes	(1,134,583)	-1134583	(2,946,365)	(4,080,948)	(2,215,830)	(6,296,779)

Less: Tax Expense / (Benefit)	467,153	467153	—	467,153	—	467,153

Net Gain / (Loss)	$(1,601,736)	$(1,601,736)	$(2,946,365)	$(4,548,101)	$(2,215,830)	$(6,763,932)

[1]	The Rowe Companies maintains its books and records and reports its results externally in accordance with G.A.A.P, on an accrual basis. This statement is an accrual based income statement and does not represent the actual cash activity of the Debtor.
[2]	Comprised of interest expense and the write-off of certain pre-petition accrued GE (DIP Lender) loan costs.
[3]	Includes $275,000 for DIP Lender Fees and approximately $677,000 for DIP Lender Professional Fees